Summary Prospectus

September 26, 2012

Class / Ticker:  A / CRCAX  C / CRCCX  I / CRCIX

Credit Suisse Commodity ACCESS Strategy Fund

Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's Prospectus and other information about the porfolio online at http://us-fund.credit-suisse.com/docs/CRCIX . You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The portfolio's Prospectus and Statement of Additional Information, both dated September 26, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 54 under the heading "Other Shareholder Information – Class A and C Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 44 under the heading "Additional Purchase and Redemption Information."

Class	A	C	I
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange) (for shares redeemed or exchanged within 30 days from the date of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.80%	0.80%	0.80%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3]
Other expenses of the fund	1.12%	1.12%	1.12%
Other expenses of the subsidiary	0.06%	0.06%	0.06%
Total annual fund operating expenses	2.23%	2.98%	1.98%
Less: amount of fee limitations/expense reimbursements[4]	1.08%	1.08%	1.08%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.15%	1.90%	0.90%

1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

2  1% during the first year.

3  The fund invests in Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" have been estimated for the fund's and the Subsidiary's first year of operations.

4  Credit Suisse Commodity Strategy Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.15% of the fund's average daily net assets for Class A shares, 1.90% of the fund's average daily net assets for Class C shares and 0.90% of the fund's average daily net assets for Class I shares at least through the fund's first year of operations (the fund has not yet begun operations). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fund's first year of operations and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before the end of the fund's first year of operations.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	1 Year	3 Years
CLASS A (with or without redemption)	$587	$1,040
CLASS C (redemption at end of period)	$293	$820
CLASS C (no redemption)	$193	$820
CLASS I (with or without redemption)	$92	$517

Portfolio Turnover

The fund's portfolio turnover rate is expected to be low for regulatory purposes because the computation excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

Principal Investment Strategies

The fund seeks total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index (the "Index"). To pursue this goal, the fund invests under normal circumstances in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities, backed by an actively managed portfolio of fixed income securities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The fund does not intend to invest in commodities directly.

The Index, which is calculated and maintained by an affiliate of Credit Suisse Asset Management, LLC, the fund's investment adviser ("Credit Suisse"), is designed to be an investable, diversified benchmark for commodities as an asset class. The Index is an unmanaged index composed of (i) futures contracts on physical commodities within the following five commodity sectors: energy, industrial metals, precious metals, agriculture and livestock, and (ii) short maturity Treasury bills. The commodities represented in the Index are determined annually based on world production levels and global exchange market liquidity and the portion represented by each commodity sector and commodity within the sector will vary depending on market conditions. The Index is rebalanced monthly, which is intended to provide diversification across commodities and commodity sectors over time, but the Index, and thereby the fund, could have large exposures to a single commodity or a small number of commodities at any particular time.

The fund intends to gain exposure to commodities markets by investing primarily in the Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd, a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"), which in turn invests primarily in commodity-linked derivative instruments, including commodity-linked swap agreements, options, futures and options on futures. The fund may also gain exposure to commodities markets by investing directly in commodity-linked structured notes and other commodity-linked derivative instruments. The derivative instruments in which the fund and the Subsidiary invest are instruments linked to the Index, other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different commodities, roll dates, reset dates or contract months than those specified by the Index. As a result, the commodity-linked derivatives component of the fund's portfolio may deviate from the returns of the Index. The fund is actively managed and not an index fund and its performance will vary from the Index, perhaps materially. The fund or the Subsidiary will over-weight or under-weight its exposure to a particular commodity, or a subset of commodities, to a significant extent, such that the fund has greater or lesser exposure to a subset of commodities than is represented by the Index. The portion of the fund's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.

The Subsidiary may use derivatives to obtain significant amounts of long or short exposure in an attempt to increase the Subsidiary's income or gain, to hedge various investments or for risk management. The long and short positions held by the Subsidiary will vary in size as market opportunities change. The notional value of the fund's commodity-related long positions and their equivalents are currently expected to range between 80% and 150% of the value of the fund's net assets. The notional value of the fund's commodity-related short positions and their equivalents are currently expected to range between 0% and 50% of the value of the fund's net assets. In rising markets, the fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The fund may invest up to 25% of its total assets in the Subsidiary. The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The annualized volatility level of the Index has historically ranged between 15% and 35%. The fund's annualized volatility level could be higher or lower depending on market conditions and the fund's investments. Volatility is a measure of the change in price of an asset over time and a higher volatility level means that an asset's value will increase or decrease by larger amounts over a time period than an asset with a lower volatility level.

Credit Suisse manages the commodity-related portion of the fund's portfolio, including the portion invested through the Subsidiary, pursuant to a process that employs a proprietary quantitative model and qualitative investment techniques. Through this process, Credit Suisse will over-weight or under-weight, versus the Index, the fund's and/or the Subsidiary's exposure to the components of the Index. Credit Suisse's process is designed to provide insight into forecasting component returns, managing portfolio risk and executing trades efficiently.

Fixed Income Strategy

Assets of the fund not invested in commodity-linked structured notes, other commodity-linked derivative instruments or the Subsidiary will be invested in fixed income instruments. The fixed income instruments in which the fund may invest include, but are not limited to, U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The fund's fixed income instrument holdings serve as collateral for the fund's derivative positions and also earn income for the fund.

Credit Suisse manages the fixed income investments portion of the fund's portfolio by taking into account differences in yields among securities of different maturities, market sectors and issuers. Under normal market conditions, at least 90% of the fund's fixed income instruments (excluding structured notes) will be investment grade. In determining the credit quality of a security, Credit Suisse will use the highest rating assigned to it. The average portfolio duration of the fixed income portion of the fund will vary based on Credit Suisse's forecast for interest rates, and under normal market conditions is not expected to exceed one year.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the five commodity sectors represented in the Index. In addition, the fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case, the fund's share value will fluctuate in response to events affecting issues in those sectors.

Principal Risks of Investing in the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the fund's portfolio may be significantly higher than 50% of the value of the investment. Investors in the fund should be willing to assume the risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CFTC Regulation

Due to recent Commodity Futures Trading Commission ("CFTC") rule amendments, the disclosures and operations of the fund will need to comply with applicable regulations governing commodity pools, which will increase the fund's regulatory compliance costs. Other potentially adverse regulatory initiatives could develop.

Commodity Risk

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Credit Risk

The issuer of a debt instrument, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Derivatives Risk

Derivatives are financial contracts whose values depend on, or is derived from, the value of an underlying asset, instrument or index. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances.

Fixed Income Risk

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Focus Risk

If the fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

Futures Contracts Risk

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a charge in interest on the instrument's value.

Leveraging Risk

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Liquidity Risk

Certain portfolio holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Manager/Model Risk

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Non-Diversified Status

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Portfolio Turnover Risk

The fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Short Position Risk

The fund or the Subsidiary may enter into a short position through a futures contract or swap agreement. Taking short positions involves leverage of the fund's or the Subsidiary's assets and presents various risks. If the price of the asset, instrument or market on which the fund or the Subsidiary has taken a short position increases, then the fund or the Subsidiary will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's or the Subsidiary's loss on a short sale could theoretically be unlimited in a case where the fund or the Subsidiary, as the case may be, is unable, for whatever reason, to close out its short position. The fund's risk of loss with respect to short sales may be significant, as the fund may have a substantial amount of short positions in its portfolio.

Speculative Exposure Risk

Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from swaps and speculative short sales are unlimited.

Structured Note Risk

The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

Subsidiary Risk

By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary and certain commodity-linked structured notes would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary and certain commodity-linked structured notes will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

U.S. Government Securities Risk

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation Risk

The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund. Many derivative instruments are not actively traded.

Performance Summary

Because the fund is new, no performance information is available as of the date of this Prospectus.

The fund makes updated performance information available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Management

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Asset Management Commodities Portfolio Management Team is responsible for the day-to-day portfolio management of the fund. Nelson Louie, a Managing Director of Credit Suisse, Christopher Burton, a Managing Director of Credit Suisse, and Timothy Boss, a Vice President of Credit Suisse, have been portfolio managers of the fund since inception.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The fund's initial investment minimum for Class I generally is $250,000.

The fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase the fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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Credit Suisse Asset Management, LLC. • One Madison Avenue • New York, NY 10010 • 877 870 2874
www.credit-suisse.com/us/funds

CAS-SUMPRO-0912